SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 1, 1998
                                 Date of Report

                           Commission File No. 0-14696

                            RMED International, Inc.
             (Exact Name of Registrant and Specified in its Charter)

        Colorado                                      84-0898302
(State of Incorporation)                 (I.R.S. Employer Identification Number)

                    675 Industrial Boulevard, Delta, CO 81416
                          (Address of Principal Office)

                                 (970) 874-7536
                         (Registrant's Telephone Number)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On November 23, 1998, RMED International, Inc. (the Registrant) acquired Jettar, Ltd., Eau Claire, Wisconsin ("Jettar"), a privately held diaper manufacturing and distributing company. The acquisition results in Jettar becoming a division of the Registrant. A copy of the press release dated September 23, 1998 of the Registrant announcing the acquisition is attached hereto as Item 99.1 and is incorporated herein.

      The following is a description of the Agreement and Plan of Merger (the "Merger Agreement"), the options agreement and the term loan entered into in conjunction with the transaction:

      The Merger Agreement provides for the acquisition of Jettar in a stock-for-stock merger. The acquisition will be accounted for as a "pooling of interests".

      Registrant's board of directors unanimously approved the Merger Agreement and related transactions.

      On November 23, 1998 (the "Merger Date"), Registrant completed the acquisition of Jettar, a Wisconsin corporation pursuant to that certain Merger Agreement dated as of October 30, 1998, by and among Registrant, RMED Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant (the "Merger Sub"), Jettar, and Lawrence L. Spieth, Todd L. Nelson, Hall Trust of 1993 u/d/o July 27, 1993, Richard L. Dudkiewicz, Adrian T. and Darlene I. Ulatowski Revocable Trust of 1990 u/a/d February 1, 1990, as amended; Edward N. Martin, John O. and Anne T. Harry Revocable Trust of 1993 u/a/d January 12, 1998, as amended, Thomas A. Biebel Living Trust u/a/d July 1, 1992, as amended, Amy L. Biebel, Randall T. Biebel, Kelly Biebel, Kristine K. Billups, Bret Billups, Barbara Kiedinger, Virginia L. Waters, Simi Fein, Mark J. Schommer.

      Pursuant to the Merger Agreement, on the Merger Date, the Registrant exchanged 2,800,000 shares of the Registrant for all of the issued and outstanding shares of Jettar. Each of the Jettar shareholders received a proportionate number of shares and a two year option to acquire a proportionate share of an additional 801,924 shares of Registrant at $1.00 per share.

      The Registrant acquired by virtue of the Merger, all of the machinery, equipment, accounts receivable, intellectual property and other assets of Jettar.

      The Registrant acquired Jettar because it desires to:

      (i) Expand the variety of products which the Registrant currently offers for sale,

      (ii) Strengthen its marketing and customer base with an additional focus on traditional sellers of diapers and baby care products.

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      (iii) Centralize  management,   distribution  and  operations  and  obtain
            manufacturing capability.

      On the Merger Date, the Registrant renewed and extended the existing Jettar financing agreements with Bank One, Wisconsin in the maximum amount of $3,200,000. The new maturity date of the loan is June 30, 2000.

      Except for historical matters contained herein, the matters discussed herein are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements may reflect numerous assumptions, especially sales and product mix, and involve risks and uncertainties which may affect Registrant's business and prospects and cause actual results to differ materially from these forward-looking statements.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Financial Statements of the acquired business will be provided within sixty (60) days as an amendment to this filing

      (b)   PRO FORMA FINANCIAL INFORMATION

            The unaudited pro forma condensed consolidated balance sheet and income statement of the Registrant will be provided within the sixty
            (60) days as an amendment to this filing

      (c)   EXHIBITS

            Agreement and Plan of Merger dated as of October 30, 1998 among RMED International, Inc., the Registrant, RMED Acquisition Corp., and Jettar, Ltd.

Item 99.1 PRESS RELEASE OF THE REGISTRANT DATED SEPTEMBER 23 1998

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RMED International, Inc.

Date: December 1, 1998             By: /s/ Brenda Schenk
                                       -----------------------------------------
                                       Brenda Schenk
                                       President and Principal Financial Officer